J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated October 19, 2009
to the Prospectuses dated July 1, 2009, as Supplemented

Portfolio Manager Change. The following paragraph replaces the relevant disclosure under the heading “Emerging Markets Debt Fund” in “The Portfolio Managers” subsection in “The Funds’ Management and Administration” section for the JPMorgan Emerging Markets Debt Fund:

Emerging Markets Debt Fund

Pierre-Yves Bareau, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Emerging Markets Debt Fund. Before joining JPMIM in October 2009, Mr. Bareau was the Chief Investment Officer for Fortis Investments for emerging markets debt for more than 10 years.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-EMD-PM-1009